MULTI-MANAGER GLOBAL REAL ESTATE FUND

SUMMARY PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MULTI-MANAGER GLOBAL REAL ESTATE FUND

SUPPLEMENT DATED NOVEMBER 16, 2012 TO

SUMMARY PROSPECTUS DATED JULY 31, 2012

Northern Trust Investments, Inc. is scheduled to increase the expense reimbursement it provides to the Multi-Manager Global Real Estate Fund effective as of January 1, 2013. This increase in expense reimbursement will have the effect of reducing the Total Annual Fund Operating Expenses paid by investors. The following chart illustrates the increase in expense reimbursement:

Fund	Total Annual Fund Operating Expenses After Expense Reimbursement	Operating Expense Reduction	Total Annual Fund Operating Expenses After Expense Reimbursement Effective 1/1/2013
Multi-Manager Global Real Estate	1.20%	-0.10%	1.10%

The new contractual expense reimbursement arrangement is expected to continue from implementation until at least December 31, 2013.

Please retain this Supplement with your Summary Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	NF SPT MGRE (11/12)

NORTHERN FUNDS SUMMARY PROSPECTUS